EXTENSION AGREEMENT TO CONTINUE EMPLOYMENT AGREEMENT
          BETWEEN PAUL G. VAN WAGENEN ("EXECUTIVE") AND
   POGO PRODUCING COMPANY, A DELAWARE CORPORATION ("COMPANY"),
                DATED EFFECTIVE FEBRUARY 1, 1998

          WHEREAS, Executive and Company are parties to an "Employment Agreement" bearing an original "Effective Date" of February 1, 1996; and

          WHEREAS, February 1, 1998, (even date herewith) is hereby deemed to be the "Renewal Date" in that Employment
Agreement; and

          WHEREAS, Executive and Company each wish to extend said
Employment Agreement for an additional one-year period so as to terminate (unless further extended) two years thereafter, (to-wit
January 31, 2000); and

          WHEREAS, Company desires to retain the services of Executive for the benefit of Company and its shareholders, and desires to induce Executive to remain in its employ for that extended time period; and

          WHEREAS, Executive has agreed to continue to serve as an employee of Company for the period specified herein from and after the date of this Extension Agreement; ad

          WHEREAS, Company and Executive desire to enter into this Extension Agreement in order to formally secure for Company the benefit of the experience and abilities of Executive, and to set forth the agreements and understandings of Company and Executive; and
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          WHEREAS, Company has advised Executive that execution
and performance of this Extension Agreement by Company has been duly authorized and approved by all requisite corporate action on the part of the Company.

          NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements herein contained, and in consideration of the sum of $10 paid by Company to Executive, receipt whereof is hereby acknowledged by Executive, Executive and Company do hereby agree as follows:

          1. The Employment Agreement between Executive and Company bearing an "Effective Date" of February 1, 1996 and a "Renewal Date" which is deemed herein to be February 1, 1998, is hereby extended for an additional one-year period commencing February 1, 1998 and ending January 31, 2000, unless such employ ment period is hereafter further extended for an additional period by both Executive and Company.

          2. All provisions of the Employment Agreement between Executive and Company dated as of February 1, 1996, and as it is herein amended, are continued in full force and effect without change as if the Employment Agreement had been initially effective as of February 1, 1998.

                              POGO PRODUCING COMPANY

                              By: /s/   JOHN O. MCCOY, JR.

                              -----------------------------
                                   Senior Vice President and
                                   Chief Administrative Officer


ATTEST:

/s/  JOE ANN KINGDON

----------------------------
Assistant Corporate Secretary

                              EMPLOYEE:

                              /s/  PAUL G. VAN WAGENEN

                              --------------------------------